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


================================================================================

                                PMC-SIERRA, INC.

                               3975 Freedom Circle
                          Santa Clara, California 95054
                                 (408) 239-8000

                    Notice of Annual Meeting of Stockholders


TIME                      1:00 p.m. on Thursday, May 30, 2002

PLACE                     Hilton Gaithersburg
                          620 Perry Parkway
                          Gaithersburg, Maryland

ITEMS OF BUSINESS         (1) To elect  directors  to  serve  until  PMC's  2003
                          Annual Meeting of Stockholders. The nominees for the Board of Directors are Robert Bailey, James Diller,
                          Alexandre Balkanski, Colin Beaumont, Frank Marshall, and Lewis Wilks.

                          (2) To ratify the appointment of Deloitte & Touche LLP as PMC's independent auditors.

                          (3) To consider such other business as may properly come before the annual meeting.

RECORD DATE               You are entitled to vote if you were a stockholder  at
                          the close of business on April 2, 2002.

ANNUAL MEETING ADMISSION  All PMC stockholders  are cordially  invited to attend the annual meeting in person. The annual meeting will begin promptly at 1:00 p.m.

VOTING BY PROXY           Please submit a proxy as soon as possible so that your
                          shares  can  be  voted  at  the   annual   meeting  in
                          accordance  with  your   instructions.   For  specific
                          instructions   on   voting,   please   refer   to  the
                          instructions on the proxy card.


                                  /s/ Robert Bailey
                                  President, Chief Executive Officer and
                                  Chairman of the Board of Directors




           This proxy statement and accompanying proxy card are being distributed on or about April 23, 2002.
================================================================================

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         PMC's Bylaws currently provide for a board of six directors. PMC currently proposes to elect a board of six directors at the annual meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six nominees of the Board of Directors named below, all of whom are presently directors of PMC. If any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee designated by the proxy holders to fill the vacancy. PMC does not expect that any nominee will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in order to elect as many of the nominees listed below as possible, and in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until the director's successor has been elected. The following table sets forth information regarding our directors as of March 31, 2002.

Recommendation

         The Board of Directors unanimously recommends a vote FOR the nominees listed below:

                                                                                                               Director
       Name of Nominee          Age                            Principal Occupation                              Since
--------------------------      ---    ----------------------------------------------------------------        --------
Robert Bailey                    44    President, Chief Executive Officer and Chairman of the Board of           1996
                                          Directors, PMC
James Diller                     66    Vice Chairman, Board of Directors, PMC                                    1983
Alexandre Balkanski              41    General Partner, Benchmark Capital                                        1993
Colin Beaumont                   61    Management Consultant                                                     1997
Frank Marshall                   55    Private Investor and Management Consultant                                1996
Lewis Wilks                      48    Management Consultant                                                     2001


     Robert Bailey

         Mr. Bailey has been a director of PMC since October 1996. Mr. Bailey has served as PMC's President and Chief Executive Officer since July 1997 and was appointed as Chairman of the Board in February 2000. Prior to his present position, Mr. Bailey served as President, Chief Executive Officer and director of PMC's principal subsidiary, a Canadian corporation named PMC-Sierra, Ltd. ("LTD") since December 1993. Prior to joining LTD, Mr. Bailey was employed by AT&T-Microelectronics (now known as Agere Systems) from August 1989 to November 1993 where he served as Vice President and General Manager and at Texas Instruments in various management assignments from June 1979 to August 1989.

     James Diller

         Mr. Diller, a founder of PMC, served as PMC's Chief Executive Officer from 1983 to July 1997 and as President from 1983 to July 1993. Mr. Diller has served as a director of PMC since PMC's formation in 1983. Mr. Diller served as the Chairman of PMC's Board of Directors from July 1993 until February 2000, at which time he became Vice Chairman of the Board. Mr. Diller served as Chief Financial Officer of PMC from its formation until July 1987. He also serves as the Chairman of the Board of Elantec Semiconductor, Inc., is Chairman of the Board of Summit Microelectronics, a privately held company, and serves on the Board of Sierra Wireless, Inc.

     Alexandre Balkanski

         Dr. Balkanski has been a director of PMC since August 1993. Since May 2000, Dr. Balkanski has been a General Partner at Benchmark Capital. In July 1988, Dr. Balkanski co-founded C-Cube Microsystems, Inc., a developer of integrated circuits and software. Dr. Balkanski held a variety of senior management positions with C-Cube, and served as its President and Chief Executive Officer until May 2000.

     Colin Beaumont

         Mr. Beaumont has been a director of PMC since April 1997. Mr. Beaumont served as Chief Executive Officer of Plaintree Systems, Inc. from June 1998 until February 1999 and as Chief Technology Officer from February 1999 until July 1999. Mr. Beaumont served as a board member of Plaintree Systems, Inc. until August 1999 and as a board member of Bell Emergis from August 1998 until March 1999. In 1995, Mr. Beaumont retired from Nortel where he was the Chief Engineer of BNR, the largest commercial research and development facility in Canada. Mr. Beaumont has served as a director of LTD since 1992 and is currently a management consultant.

     Frank Marshall

         Mr. Marshall has been a director of PMC since April 1996. Mr. Marshall served as interim Chief Executive Officer of Covad Communications Group from November 2000 until July 2001. He now serves as Vice Chairman and a board member of Covad Communications Group. Mr. Marshall is also a member of the board of directors of Netscreen Technologies. He also serves on the board of directors of several private companies. Previously, Mr. Marshall was Vice President, General Manager of Cisco Systems Inc.'s Core Products Business Unit. Mr. Marshall has also served as Vice President of Engineering for Cisco Systems Inc. Mr. Marshall also is a member of the technical advisory Board of Interwest Partners and is a Venture Partner at Sequoia Capital.

     Lewis Wilks

         Mr. Wilks has been a director of PMC since August 2001. Mr. Wilks served as Qwest's Executive Vice President, Internet Development and Chief Strategy Officer from October 1997 until October 2001. He also serves on the board of directors of Portal Software, Inc. and is the Chairman Emeritus of the Special Olympics of Colorado. In addition, Mr. Wilks serves as the Co-Chairman of the Colorado Governor's Commission on Science and Technology. Prior to joining Qwest, Mr. Wilks served as the President of GTE Communications Corporation from September 1993 until October 1997 and also held a number of senior management positions with MCI Corporation and Wang Laboratories.

Vote Required

         The six nominees for director receiving the highest number of affirmative votes of shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law.


                                 BOARD STRUCTURE

         The  Board  has 6  directors  and the  following  6  committees:  Audit
Committee,   Compensation  Committee,  Benefit  Plans  Committee,  Stock  Option
Committee, Capital Expenditures Committee, and Nominating Committee. The membership during the 2001 fiscal year and the function of each committee are described below. During the 2001 fiscal year, the Board held six meetings. Each director attended at least 75% of all Board and applicable committee meetings.

                                                           Benefit     Stock          Capital
       Name of Director            Audit    Compensation   Plans (1)   Option(1)   Expenditures(2)   Nominating
   ------------------------------ ------- --------------- ----------- ----------- --------------- ---------------
   Non-Employee Directors:
    James Diller                                X                                                         X
    Alexandre Balkanski              X          X
    Colin Beaumont                   X                                                                    X
    Frank Marshall                   X
    Lewis Wilks                      X(3)
   ------------------------------ ------- --------------- ----------- ----------- --------------- ---------------
   Employee Directors:
    Robert Bailey                                              X           X
   ------------------------------ ------- --------------- ----------- ----------- --------------- ---------------

   X = Committee member

(1) Consists of Mr. Bailey and any other one director.
(2) Consists of any three directors, two of whom must be non-employee directors.
(3) Mr. Wilks became a member of the Audit Committee in January of 2002.

Audit Committee

         The Audit Committee is responsible for monitoring PMC's auditing, accounting, financial reporting and internal control functions and for the selection of independent auditors. In addition, the committee is expected to monitor the quality of PMC's accounting principles and financial reporting, PMC's compliance with foreign trade regulations, as well as the independence of, and the non-audit services provided by, PMC's independent auditors.

         In discharging its duties, the Audit Committee is expected to:

o        recommend to the Board the independent auditors to be retained;

o review and approve the scope of the annual audit and the independent auditors' fees;

o meet independently with PMC's internal auditing staff, independent auditors and senior management;

o review the general scope of PMC's accounting, financial reporting, annual audit and internal audit programs, matters relating to internal control systems and results of the annual audit; and

o        review   disclosures   from  PMC's   independent   auditors   regarding
         Independence Standards Board Standard No. 1.

Compensation Committee

         The Compensation Committee which consists of Mr. Diller and Dr. Balkanski held four meetings in fiscal 2001. The Compensation Committee reviews and makes recommendations to the Board concerning PMC's executive compensation policy, bonus plans and equity incentive plans. The Compensation Committee has authority to (i) grant options to individuals subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) grant options to purchase more than 25,000 shares of PMC's Common Stock.

Benefit Plans Committee

         The Benefit Plans Committee, which consists of Mr. Bailey and any other one director, was established in July 1999 and held no meetings in 2001. The Benefit Plans Committee has authority to administer and amend any benefit plan of PMC or any PMC subsidiary.

Stock Option Committee

         The Stock Option Committee, which consists of Mr. Bailey and any other one director, took action by written consent on several occasions in 2001. The Stock Option Committee has authority to grant stock options to purchase up to 25,000 shares of PMC's Common Stock to individuals not subject to Section 16 of the Exchange Act.

Capital Expenditures Committee

         The Capital Expenditures Committee, which consists of three directors, two of whom must be non-employee directors, was established in October 1998. The Capital Expenditures Committee held no meetings in 2001. This Committee has authority to approve capital expenditures.

Nominating Committee

         The Nominating Committee, which consists of Mr. Diller and Mr. Beaumont, was established in February 2001. The Nominating Committee is to propose a slate of directors for appointment by PMC's stockholders at each annual meeting and candidates to fill any vacancies on the Board. The Nominating Committee held four meetings in fiscal 2001.

                              DIRECTOR COMPENSATION

         The following table provides information on PMC's compensation and reimbursement practices during the 2001 fiscal year for non-employee directors. Directors who are employed by PMC do not receive any compensation for their Board activities.

                               Compensation Table
                            for the 2001 Fiscal Year


Annual Director Retainer...................................  $  12,000
Additional Director Retainer per
 Board Meeting Attended....................................  $   1,000
One Time Initial Grant to Non-Employee
 Directors of PMC Stock Options............................     40,000 shares(1)
Annual Grant to Non-Employee Directors
 of PMC Stock Options......................................     10,000 shares(2)


(1)  Under  PMC's  1994  Incentive  Stock  Plan,   non-employee   directors  are
     automatically granted options to purchase 40,000 shares of PMC Common Stock upon initial election or appointment.

(2) Under PMC's 1994 Incentive Stock Plan, incumbent, non-employee directors who are re-elected to the Board are automatically granted options to purchase 10,000 shares of PMC Common Stock.

         In 2001, Mr. Marshall, Mr. Beaumont, Dr. Balkanski and Mr. Diller each received an option grant to purchase 10,000 shares of PMC's Common Stock on the date of their re-election. These options become exercisable as to 1/48th of the shares subject to the option at the end of each calendar month from the date of grant.

         In August of 2001, Mr. Wilks joined PMC's Board of Directors and received an automatic option grant to purchase 40,000 shares of PMC Common Stock. Mr. Wilks's option becomes exercisable as to 1/4th of the shares subject to the option on the first anniversary of the date of grant and as to 1/48th of the shares subject to the option at the end of each calendar month thereafter.

         PMC has agreed to indemnify each director and officer against certain claims and expenses for which the director might be held liable in connection with past or future services to PMC and its subsidiaries. In addition, PMC maintains an insurance policy insuring its officers and directors against such liabilities.

                               EXECUTIVE OFFICERS

   Name of Officer     Age                            Position
--------------------   ---     --------------------------------------------------------------
Robert Bailey           44      President, Chief Executive Officer and Chairman of the Board
Gregory Aasen           46      Chief Operating Officer
John Sullivan           55      Vice President, Finance and Chief Financial Officer
Haresh Patel            40      Vice President, Worldwide Sales
Steffen Perna           44      Vice President and General Manager
Thomas Riordan          45      Vice President and General Manager
Tom Sun                 39      Vice President and General Manager


         Mr. Aasen

         Mr. Aasen has served as Chief Operating Officer of PMC since February 1997. Mr. Aasen is a founder of LTD and served as its Chief Operating Officer and Secretary since its formation in June 1992. He has served as a director of LTD since August 1994 and currently serves on the Board of Sierra Wireless, Inc. Prior to joining LTD, Mr. Aasen was a General Manager of the Pacific Microelectronics Center, a division of MPR Teltech, Ltd.

         Mr. Sullivan

         Mr. Sullivan joined PMC in April 1997 as Vice President, Finance and Chief Financial Officer. Prior to joining PMC, he was employed by Semitool Inc., a semiconductor equipment manufacturer, as Vice President Finance and Chief Financial Officer from 1993 to 1997. Prior to his employment with Semitool Inc., Mr. Sullivan was employed by United Dominion Industries and Arthur Young & Company.

         Mr. Patel

         Mr. Patel has served as Vice President of Worldwide Sales at PMC since February 1997. Prior to his current position, Mr. Patel was Vice President of Sales and Marketing at Odeum Microsystems Inc., a semiconductor manufacturer and subsidiary of Hyundai Electronics Industries Co., Ltd. From October 1994 to August 1996, Mr. Patel was Director of Sales at Sierra Semiconductor. Prior to this he served as ASIC Marketing Manager at Fujitsu Semiconductor and spent 10 years at Texas Instruments as Regional Sales Manager and ASIC Specialist.

         Mr. Perna

         Mr. Perna joined PMC in March 1995 as Vice President of Marketing and Business Development. Since September 1998, Mr. Perna has served as Vice President and General Manager. Prior to joining PMC, Mr. Perna was employed for 15 years at Texas Instruments where he was a Director of Marketing in the Semiconductor Group. In addition to other responsibilities, Mr. Perna was Product Manager for Texas Instruments' ATM and SONET/SDH product business.

         Mr. Riordan

         Mr. Riordan joined PMC in August 2000 as Vice President and General Manager. Prior to joining PMC, Mr. Riordan served as President and Chief Executive Officer of Quantum Effect Devices from 1991 to 2000. From February 1985 to June 1991, Mr. Riordan served in various design and managerial roles most recently as director of research and development at MIPS Computer Systems, Inc., a semiconductor design company.

         Mr. Sun

         Mr. Sun joined PMC in 1995 as a product line manager and was promoted to director of marketing in 1999. Mr. Sun was appointed Vice President and General Manager in 2001. Prior to joining PMC, Mr. Sun was the manager for the Image Processing Group at MPR Teltech from 1987 to 1995.


       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information, as of December 30, 2001 concerning:

         o beneficial ownership of PMC's Common Stock by all persons known to PMC to be the beneficial owners of 5% or more of PMC's Common Stock;

         o beneficial ownership of PMC's Common Stock by all directors and executive officers named in the Summary Compensation Table herein; and

         o beneficial ownership of PMC's Common Stock by all directors and executive officers as a group.

         The number of shares beneficially owned by each entity, person, director or executive officer is determined under the rules of the U.S. Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire as of February 28, 2002, 60 days after December 30, 2001, through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such powers with his or her spouse, with respect to the shares set forth in the following table.

                                                                     Approximate
                                                                     Percentage
                        Name (1)                    Number of Shares  Ownership
--------------------------------------------------  ---------------- -----------
Putnam Investments, LLC(2)(3).....................    22,497,619        13.4%
Capital Research and Management Company(2)(4).....    19,624,970        11.7%
Oak Associates(2)(5)..............................    18,343,000        11.0%
Capital Group International(2)(6).................     9,671,780         5.8%
Robert Bailey(7)..................................     3,194,182         1.9%
James Diller(8)...................................     2,985,155         1.8%
Gregory Aasen(9)..................................     1,916,881         1.1%
Steffen Perna(10) ................................       935,073          *
Thomas Riordan(11) ...............................       497,316          *
Haresh Patel(12) .................................       320,073          *
Frank Marshall(13)................................       290,728          *
Alexandre Balkanski(14)...........................       190,929          *
Colin Beaumont(15)................................       102,436          *
Lewis Wilks(16)...................................             0          *
All current directors and executive officers
 as a group(12 persons)(17).......................    10,825,724         6.2%

--------------------------
* Less than 1%.

(1) The beneficial owners named in the table have sole voting and investment power with respect to the shares, except as indicated.

(2) Based on statements filed with the Securities and Exchange Commission pursuant to Sections 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended. PMC has not independently verified these statements or more current holdings of such stockholders.

(3) Putnam Investments, LLC beneficially owns 22,497,619 shares of PMC Common Stock. The address of Putnam Investments, LLC is One Post Office Square, Boston, MA 02109.

(4) Capital Research and Management Company beneficially owns 19,524,970 shares of PMC Common Stock. The address of Capital Research and Management Company is 333 South Hope Street, Los Angeles, California 90071.

(5) Oak Associates beneficially owns 18,343,000 shares of PMC Common Stock. The address of Oak Associates is 3874 Embassy Pkwy, Akron, OH 44333.

(6) Capital Group International, Inc. beneficially owns 9,671,780 shares of PMC Common Stock. The address of Capital Group International, Inc. is 11100 Santa Monica Blvd., Los Angeles, CA 90025.

(7) Includes 1,812,552 shares subject to options exercisable within 60 days after December 30, 2001 and 414 shares issuable pursuant to PMC's 1991 Employee Stock Purchase Plan within 60 days after December 30, 2001. Also includes 1,181,807 shares issuable upon redemption of LTD Special Shares.

(8) Includes 1,001,443 shares subject to options exercisable within 60 days after December 30, 2001.

(9) Includes 1,297,293 shares subject to options exercisable within 60 days after December 30, 2001, 414 shares issuable pursuant to PMC's 1991 Employee Stock Purchase Plan within 60 days after December 30, 2001, and 23,600 shares held by Mr. Aasen's two sons. Also includes 331,922 shares issuable upon redemption of LTD Special Shares, 101,534 shares issuable upon redemption of LTD Special Shares held by Mr. Aasen's wife and 63,012 shares issuable upon redemption of LTD Special Shares held by Mr. Aasen's two sons.

(10) Includes 934,408 shares subject to options exercisable within 60 days after December 30, 2001 and 414 shares issuable pursuant to PMC's 1991 Employee Stock Purchase Plan within 60 days after December 30, 2001.

(11) Includes 157,704 shares subject to options exercisable within 60 days after December 30, 2001 and 414 shares issuable pursuant to PMC's 1991 Employee Stock Purchase Plan within 60 days after December 30, 2001. Also includes 31,758 shares held by the Thomas J. Riordan 2000 Annuity Trust (GRAT).

(12) Includes 270,099 shares subject to options exercisable within 60 days after December 30, 2001 and 414 shares issuable pursuant to PMC's 1991 Employee Stock Purchase Plan within 60 days after December 30, 2001.

(13) Includes 128,436 shares subject to options exercisable within 60 days after December 30, 2001. Also includes 123,328 shares held by Timark, L.P. Mr. Marshall is a General Partner of Timark, L.P. and disclaims beneficial ownership except to the extent of his pecuniary interest therein.

(14) Includes 30,937 shares subject to options exercisable within 60 days after December 30, 2001.

(15) Includes 98,436 shares subject to options exercisable within 60 days after December 30, 2001.

(16) Mr. Wilks received an automatic option grant to purchase 40,000 shares of PMC Common Stock upon his election to the Board in August 2001. None of these options are exercisable within 60 days after December 30, 2001.

(17) Includes 6,004,772 shares subject to options exercisable within 60 days after December 30, 2001 and 2,882 shares issuable pursuant to PMC's 1991 Employee Stock Purchase Plan within 60 days after December 30, 2001 held by the current executive officers and directors listed above and two officers not listed above. Also includes 1,678,277 shares issuable upon redemption of LTD Special Shares held by two officers listed above and 10,000 shares held in an investment retirement account and 5,320 shares held by the wife of one officer not listed above. See notes (8) through (17) above.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

         The following table sets forth certain compensation information for the Chief Executive Officer and the four other executive officers of PMC who, based on their salary and bonus compensation, were the most highly compensated for the fiscal year ended December 30, 2001 (the "Named Executive Officers"). All information set forth in this table reflects compensation earned by these individuals for services with PMC for the fiscal year ended December 30, 2001.

                           Summary Compensation Table


                                                                                             Long-Term
                                                                                          Compensation(1)
                                                                                          ---------------
                                                            Annual Compensation             Securities        All Other
                                                   ------------------------------------     Underlying      Compensation
       Name and Principal Position        Year      Total ($)   Salary ($)     Bonus ($)    Options (#)        ($)(2)
---------------------------------------  ------    ----------   ----------    ----------  ---------------  -------------

Robert Bailey..........................   2001      371,137      350,000              0     1,150,000       21,137(3)
   President, Chief Executive Officer     2000      918,078      259,348        651,870             0        6,860(4)
   and Chairman of the Board of           1999      731,262      254,279        469,735     1,260,000        7,248(5)
   Directors


Gregory Aasen..........................   2001      216,857      210,000              0       525,000        6,857(6)
   Chief Operating Officer                2000      498,727      196,717        301,612             0          398
                                          1999      430,310      198,634        231,314       820,000          362


Thomas Riordan.........................   2001      200,558      200,000              0       375,000          558
   Vice President and General Manager     2000      319,026      200,000        113,260             0        5,766(7)
                                          1999      253,755      188,957         59,400        38,500        5,398(8)


Steffen Perna..........................   2001      190,883      188,000              0       470,000        2,883(9)
   Vice President and General Manager     2000      402,287      149,876        221,344             0       31,067(10)
                                          1999      358,777      155,752        171,580       330,000       31,445(11)


Haresh Patel...........................   2001      192,772      187,000              0       400,000        5,772(12)
   Vice President                         2000      306,161      170,000        130,258             0        5,903(13)
                                          1999      300,016      170,000        124,363       240,000        5,653(14)


(1)  PMC made no restricted stock awards during the period presented.

(2)  Unless otherwise indicated, includes life insurance premiums.

(3)  Includes $697 for life insurance premium and $20,440 for tax preparation.

(4)  Includes $360 for life insurance premium and $6,500 for tax preparation.

(5)  Includes $486 for life insurance premium and $6,762 for tax preparation.

(6)  Includes  $412  for  life   insurance   premium  and  $6,445  for  matching
     contributions made by PMC to its retirement plan on behalf of Mr. Aasen.

(7)  Includes  $516  for  life   insurance   premium  and  $5,250  for  matching
     contributions made by PMC to its retirement plan on behalf of Mr. Riordan.

(8)  Includes  $398  for  life   insurance   premium  and  $5,000  for  matching
     contributions made by PMC to its retirement plan on behalf of Mr. Riordan.

(9)  Includes $525 for life insurance premium and $2,358 for tax preparation.

(10) Includes $657 for life insurance premium, $8,253 for matching contributions made by PMC to its retirement plan on behalf of Mr. Perna, $18,157 for relocation payment and $4,000 for tax preparation.

(11) Includes $657 for life insurance premium, $8,550 for matching contributions made by PMC to its retirement plan on behalf of Mr. Perna, $19,838 for relocation payment and $2,400 for tax preparation.

(12) Includes  $522  for  life   insurance   premium  and  $5,250  for  matching
     contributions made by PMC to its retirement plan on behalf of Mr. Patel.

(13) Includes  $653  for  life   insurance   premium  and  $5,250  for  matching
     contributions made by PMC to its retirement plan on behalf of Mr. Patel.

(14) Includes  $653  for  life   insurance   premium  and  $5,000  for  matching
     contributions made by PMC to its retirement plan on behalf of Mr. Patel.

                        Option Grants In Last Fiscal Year

         The following table sets forth each stock option grant made during fiscal 2001 to each of the executive officers named in the Summary Compensation Table above:



                         Number of      % of Total                                         Potential Realizable Value at
                        Securities        Options                                          Assumed Annual Rates of Stock
                         Underlying      Granted to     Exercise or                    Price Appreciation for Option Term (5)
                         Options        Employees in    Base Price      Expiration     --------------------------------------
         Name          Granted (1)(2)  Fiscal Year(3)   ($/Sh) (4)         Date              5%($)            10%($)
---------------------- --------------  --------------  ------------    ------------    --------------      ------------------
Robert Bailey.........    750,000            5.1           18.26        12/20/2011        8,612,712        21,826,303
                          400,000            2.7           19.87        04/06/2011        4,998,455        12,667,065
Gregory Aasen.........    300,000            2.0           18.26        12/20/2011        3,445,085         8,730,521
                          225,000            1.5           19.87        04/06/2011        2,881,631         7,125,224
Thomas Riordan........    225,000            1.5           18.26        12/20/2011        2,583,814         6,547,891
                          150,000            1.0           19.87        04/06/2011        1,874,420         4,750,149
Steffen Perna.........    350,000            2.4           18.26        12/20/2011        4,019,266        10,185,608
                          100,000            0.7           19.87        04/06/2011        1,249,614         3,166,766
Haresh Patel..........    300,000            2.0           18.26        12/20/2011        3,445,085         8,730,521
                          100,000            0.7           19.87        04/06/2011        1,249,614         3,166,766
-----------------------

(1) The listed options become exercisable as to 1/4th of the shares subject to the option one year after the date of grant and thereafter monthly as to 1/48th of the shares subject to the option.

(2) Under the terms of PMC's 1994 Incentive Stock Plan, the Board of Directors retains discretion, subject to plan limits, to modify the terms of outstanding options and to reprice the options.

(3) PMC granted options to purchase 14,838,436 shares of Common Stock to employees in fiscal 2001.

(4) The exercise price and tax withholding obligations related to exercise may in some cases be paid by delivery to PMC of other shares or by offset of the shares subject to the option.

(5) The 5% and 10% assumed annualized rates of compound stock price appreciation are mandated by rules of the Securities and Exchange
     Commission and do not represent PMC's estimate or a projection by PMC of future Common Stock prices.


              Aggregated Option Exercises In Last Fiscal Year And
                          Fiscal Year-End Option Values

         The following table shows aggregate exercises of options to purchase PMC's Common Stock in the fiscal year ended December 30, 2001, by the Named Executive Officers.

                                                                   Number of Securities
                                                                  Underlying Unexercised         Value of Unexercised
                                                                    Options at Fiscal          In-The-Money Options at
                                  Shares                             Year-End (#)(3)            Fiscal Year-End($)(4)
                                 Acquired        Value        ----------------------------   ---------------------------
       Name                     Exercise(1)    Realized(2)     Exercisable   Unexercisable   Exercisable   Unexercisable
---------------------------    ------------   -------------    -----------   -------------   -----------   -------------
Robert Bailey..............       440,255      $11,447,024      1,721,302      1,613,751     19,530,269      6,186,640
Gregory Aasen..............       218,378       $7,643,493      1,237,709        824,168     14,805,945      3,099,181
Thomas Riordan.............           768          $11,236        154,202        394,048      3,245,318      1,759,819
Steffen Perna..............           255           $1,688        913,575        573,959     14,214,217      2,256,844
Haresh Patel...............        60,607       $1,617,936        251,766        491,252      2,353,513      1,957,227

----------------------
(1) Shares acquired includes shares purchased pursuant to PMC's Employee Stock Purchase Plan.

(2) Market value of underlying securities at exercise date, minus the exercise price.

(3) Does not include outstanding LTD Special Shares redeemable for shares of Common Stock of PMC.

(4) Market value underlying securities at year-end, minus the exercise price. At December 28, 2001 the closing market price for a share of PMC's Common Stock was $22.78.

Employment Agreements

         Robert Bailey, John Sullivan, Gregory Aasen, Steffen Perna, and Haresh Patel each have entered into employment agreements with PMC. Under the terms of the employment agreements, upon a termination without cause as defined in the employment agreements (if no change of control as defined in the employment agreements is reasonably expected within the next 60 days or has occurred in the past two years) the executive officers are entitled to receive their base salary and accrued vacation through the date of termination. If the officers are terminated without cause or constructively terminated as defined in the employment agreements and a change of control is reasonably expected to occur within 60 days of the termination or has occurred within the past two years, then the officers are entitled to the following benefits: (1) their base salary through the date of termination; (2) a lump-sum payment equal to four percent of their current base salary for each full month they were employed with PMC, provided that the total payment shall not exceed two times their current base salary; (3) a lump-sum payment equal to two percent of their prior year's bonus for each full month they were employed with PMC; and (4) all accrued vacation through the date of termination. In addition, the executive officers are entitled to execute consulting agreements with PMC that would require them to provide service to PMC during each calendar quarter and maintain the confidentiality of PMC's trade secrets. While they serve as consultants to PMC, their stock options would continue to vest and be exercisable until 30 days after all their options have vested. Each of Mr. Bailey and Mr. Sullivan also has the right to receive the payments and benefits under (1) and (4) above, if on the first anniversary of a change of control they are still employed by PMC or its successor. In addition, each of Mr. Bailey and Mr. Sullivan are entitled to terminate their employment and become a consultant to PMC or its successor on these terms if on the first anniversary of a change of control of PMC, he is an employee of PMC.

         Under the terms of the employment agreements, "cause" means (i) gross dereliction of duties which continues after at least two notices, each 30 days apart, from the Chief Executive Officer (or in the case of the Chief Executive Officer, from a director designated by a majority of the board of directors), specifying in reasonable detail the tasks which must be accomplished and a timeline for their accomplishment to avoid termination for Cause; (ii) willful and gross misconduct which injures PMC; (iii) willful and material violation of laws applicable to PMC; or (iv) embezzlement or theft of Company property. "Change of control" under the employment agreements means the occurrence of any of the following events:


         (1) any "person" or "group" as such terms are defined under Sections 13 and 14 of the Securities Exchange Act of 1934 ("Exchange Act") (other than PMC, a subsidiary of PMC, or a Company employee benefit plan) is or becomes the "beneficial owner" (as defined in Exchange Act Rule 13d-3), directly or indirectly, of Company securities representing 50% or more of the combined voting power of PMC's then outstanding securities;

         (2) the closing of (a) the sale of all or substantially all of the assets of PMC if the holders of Company securities representing all voting power for the election of directors before the transaction hold less than a majority of the total voting power for the election of directors of all entities which acquire such assets, or (b) the merger of PMC with or into another corporation if the holders of Company securities representing all voting power for the election of directors before the transaction hold less than a majority of the total voting power for the election of directors of the surviving entity;

         (3) the issuance of securities which would give a person or group beneficial ownership of Company securities representing 50% or more of all voting power for the election of directors; or

         (4) a change in the board of directors such that the incumbent directors and nominees of the incumbent directors are no longer a majority of the total number of directors.

"Constructive termination" under the employment agreements means (i) a material reduction in Executive's Base Salary, target bonus or benefits; (ii) a material reduction in title, authority, status, obligations or responsibilities; or (iii) the requirement that Executive relocate more than 100 miles from the current Company headquarters.

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee consists of Mr. Diller and Dr. Balkanski. The Stock Option Committee consists of Mr. Bailey and any other director. The Benefit Plans Committee consists of Mr. Bailey and any other director.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires PMC's officers and directors, and persons who own more than 10% of PMC's Common Stock, to file certain reports regarding ownership of, and transactions in, PMC's securities with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% stockholders are also required by SEC rules to furnish PMC with copies of all Section 16(a) forms that they file.

         Based solely on its review of the copies of such forms received by PMC, or written representations from certain reporting persons, PMC believes the during fiscal 2001 all the reporting persons complied with Section 16(a) filing requirements except that on August 16, 2001, Mr. Perna reported on a Form 4 the sale on July 26, 2001 of 1,765 shares of Common Stock of PMC.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The following report is provided to stockholders by the members of the Compensation Committee of the Board of Directors

         Compensation Philosophy. Under the supervision of the Compensation Committee of the Board of Directors, PMC has developed and implemented
compensation   policies,   plans  and   programs   which  seek  to  enhance  the
profitability of PMC, and thus stockholder value, by aligning closely the financial interests of PMC's senior managers with those of its stockholders. In furtherance of these goals, annual base salaries are generally set below competitive levels to emphasize quarterly and longer-term incentive compensation. This is meant to attract, motivate and retain corporate officers and other key employees to perform to the full extent of their abilities. Both types of incentive compensation are variable and closely tied to corporate performance in a manner that encourages continuing focus on profitability and stockholder value.

         Compensation for PMC's executive officers consists of an annual salary plan and longer-term equity-based incentive compensation. The Committee considers the total compensation (earned or potentially available) of each executive officer in establishing each element of compensation.

         Cash Compensation. Each fiscal year the Committee reviews with the Chief Executive Officer and approves, with appropriate modifications, an annual salary plan for PMC's senior executives (other than the Chief Executive Officer). This annual salary plan is composed of two elements: a base salary plan and a quarterly bonus plan. The base salary plan is based on industry, peer group, and national surveys and performance judgments as to the past and expected future contributions of the individual senior executives. The base salaries are fixed at a level below the competitive amounts paid to senior managers with comparable qualifications, experience and responsibilities at other similarly sized high-technology companies. In addition to the base salaries, each executive officer, including the Chief Executive Officer, is eligible to receive a quarterly cash bonus equal to a percentage of PMC's operating group's pre-tax profits for the quarter. The percentages of profits for each participant are determined annually by the Compensation Committee based upon performance judgments as to the past and expected future contributions of the individual senior executives.

         Increases to executive officer base salaries in fiscal 2002 were determined by the Committee after general consideration of total fiscal year 2001 compensation, industry and peer group surveys, individual position and responsibilities and the individual's total compensation package (including annual incentive and long-term incentive compensation) in fiscal 2001 versus the proposed plan for fiscal 2002. Together, the base salary plan and the quarterly bonus plan provide a cash compensation package that is competitive with the industry and peer groups.

         In fiscal 2001, PMC did not pay any cash bonuses to the executive officers named in the Summary Compensation Table.

         The industry and peer group used by the Compensation Committee for purposes of determining executive officer compensation is not the same peer group used in connection with cumulative total stockholder return because the Compensation Committee believes that PMC's most direct competitors for executive talent are not necessarily all of the companies included in that peer group. To construct the industry and peer group for executive officer compensation, PMC chose companies in the semiconductor industry that (i) have revenues comparable to PMC's revenues, or (ii) compete with PMC for executive talent irrespective of revenue. Companies are included in the latter group if their executives have skills and expertise similar to the skills and expertise PMC requires of its executive officers.

         Stock Options. During each fiscal year, the Compensation Committee considers the desirability of granting to executive officers awards under PMC's 1994 Incentive Stock Plan, which allows for the grant of long-term incentives in the form of stock options and stock purchase rights. The Compensation Committee believes stock option grants encourage the achievement of superior results over time and align employee and stockholder interests. In fixing the grants of stock options to executive officers (other than the Chief Executive Officer) in the last fiscal year, the Compensation Committee reviewed with the Chief Executive Officer the recommended individual award, taking into account scope of accountability, strategic and operational goals, and anticipated performance requirements and contributions of the senior management group. In addition, when hiring new executive officers, the Committee may recommend a grant of options upon acceptance of employment. These grants are made in order to retain qualified personnel and take into account the compensation policies of PMC's competitors and the unique qualifications of the new executives.

         Chief Executive Officer Compensation. The Compensation Committee reviews and fixes the total cash compensation of the Chief Executive Officer based on similar competitive compensation data as for all executive officers and the Compensation Committee's assessment of his past performance and its expectation as to his future contributions in leading PMC and positioning PMC for future growth. For fiscal 2001, PMC did not pay any cash bonuses to its Chief Executive Officer. For fiscal 2001, PMC granted stock options to its Chief Executive Officer to purchase 400,000 shares of Common Stock exercisable at $19.87 per share and 750,000 shares of Common Stock exercisable at $18.26 per share. The award to the Chief Executive Officer was based, among other things, on a review of competitive compensation data from several surveys, data from selected peer companies (based on company size, revenue rate and relative number of outstanding shares) and information regarding long-term compensation awards, as well as the Committee's perception of past and expected future contributions to PMC's achievement of its long-term performance goals.



                                  Respectfully submitted by:

                                  Alexandre Balkanski
                                  James Diller

                          STOCK PRICE PERFORMANCE GRAPH

         The following graph shows a comparison of cumulative total stockholder returns for PMC, the Nasdaq National Market, and the line-of-business index for semiconductors and related devices (SIC code 3674) published by Media General Financial Services. The graph assumes the investment of $100 on January 1, 1996. The performance shown is not necessarily indicative of future performance.


                  Comparison of 5-Year Cumulative Total Return*

  Among PMC-Sierra, Inc., Nasdaq National Market Index and SIC Code Index 3674

Measurement Period                          Semiconductors,
(Fiscal Year Covered)    PMC-Sierra Inc.    Related Device   NASDAQ Market Index
---------------------   ----------------  -----------------  -------------------
12/31/1996                  100.00              100.00            100.00
12/31/1997                  206.67              104.21            122.32
12/31/1998                  420.83              156.89            172.52
12/31/1999                 2137.50              337.57            304.29
12/29/2000                 2096.67              250.83            191.25
12/30/2001                  566.93              203.56            152.46


         * The total return on each of these investments assumes the reinvestment of dividends, although cash dividends have never been paid on PMC's Common Stock.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board reviews the financial reporting process, the system of internal controls and the audit process. Each of the Audit Committee members satisfies the definition of independent director as established in the Nasdaq Listing Standards. The Board adopted a written charter for the Audit Committee on June 9, 2000. The Audit Committee met two times during the 2001 fiscal year.

         The Audit Committee has reviewed PMC's audited consolidated financial statements and discussed them with management. The Audit Committee has discussed with Deloitte & Touche LLP, PMC's independent auditors during the 2001 fiscal year, the matters required to be discussed by Statement on Auditing Standards No. 61.

         The Audit Committee received from Deloitte & Touche LLP the written disclosures required by Independence Standards Board Standard No. 1 and discussed with them their independence.

         Based on this review, the Audit Committee recommended to the Board that PMC's audited consolidated financial statements be included in PMC's Annual Report on Form 10-K for the fiscal year ended December 30, 2001.

         This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, or the Securities Exchange Act of 1934 except to the extent that PMC specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.



                                 Audit Committee Members:
                                 Alexandre Balkanski, Chair
                                 Colin Beaumont
                                 Frank Marshall
                                 Lewis Wilks

                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board has appointed Deloitte & Touche LLP as PMC's independent auditors to audit its consolidated financial statements for the 2002 fiscal year. During the 2001 fiscal year, Deloitte & Touche LLP served as PMC's independent auditors and also provided certain tax and other consulting services. Although PMC is not required to seek stockholder approval of this appointment, the Board believes it to be sound corporate practice to do so. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and the Board will reconsider the appointment.

Fees billed to PMC by Deloitte & Touche LLP during Fiscal 2001

     Audit Fees:

         Audit fees billed to PMC by Deloitte & Touche LLP for review of PMC's annual financial statements and those financial statements included in PMC's quarterly reports on Form 10-Q and annual report on Form 10-K totaled $256,000 for fiscal year 2001 and $300,000 for fiscal year 2000.

     Financial Information Systems Design and Implementation Fees:

         PMC did not engage Deloitte & Touche LLP to provide advice to PMC regarding financial information systems design and implementation during the fiscal years ended December 30, 2001 and December 31, 2000.

     All Other Fees:

         Fees billed to PMC by Deloitte & Touche LLP for tax related services rendered to PMC totaled $903,000 for fiscal year 2001 and $861,000 for fiscal year 2000. Fees for all other services totaled $417,000 for fiscal year 2001 and $574,000 for fiscal year 2000. The fees for other services include (i) services in connection with acquisitions made by PMC, (ii) assistance with regulatory filings, (iii) consultations on the effects of various accounting issues and changes in professional standards; and (iv) audits of certain subsidiary and acquired companies.

         PMC engaged Ernst & Young LLP for other consulting services. Ernst & Young LLP billed PMC $10,000 in 2001 and $195,000 in 2000 for these services.

         Representatives of Deloitte & Touche LLP are not expected to attend the annual meeting.

         In making its recommendation to ratify the appointment of Deloitte & Touche LLP as PMC's independent auditors for fiscal year 2002, the Audit Committee has considered whether the non-audit services provided by Deloitte & Touche LLP area compatible with maintaining the independence of Deloitte & Touche LLP.


Recommendation

PMC's Board recommends a vote FOR the ratification of the appointment of Deloitte &Touche LLP as PMC's independent auditors.


Vote Required

The affirmative vote of a majority of the votes cast is required to confirm the appointment of Deloitte & Touche LLP as independent auditors of PMC for the 2002 fiscal year.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:   Why am I receiving these materials?

A: PMC's Board of Directors (the "Board") is providing these proxy materials to you in connection with PMC's annual meeting of stockholders, which will take place on May 30, 2002. Stockholders are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement.

Q:   What information is contained in these materials?

A: The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. PMC's 2001 Annual Report on Form 10-K, Proxy Card and return envelope are also enclosed.

Q:   What proposals will be voted on at the annual meeting?

A:   There are two proposals scheduled to be voted on at the annual meeting:

     o   the election of directors for a 1 year term; and
     o the ratification of the appointment of Deloitte & Touche as PMC's independent auditors.

Q:   What is the Board's voting recommendation?

A: PMC's Board recommends that you vote your shares "FOR" each of the nominees to the Board and "FOR" the ratification of the appointment of Deloitte & Touche as PMC's independent auditors.

Q:   Which of my shares can be voted?

A: You can vote all shares you owned as of the close of business on April 2, 2002 (the "Record Date"). These shares include shares that are: (1) held directly in your name as the stockholder of record, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: Most stockholders of PMC hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

     Stockholder of Record

     If your shares are registered directly in your name with PMC's transfer agent, American Stock Transfer & Trust Company, you are considered the stockholder of record of those shares. As the stockholder of record, you have the right to grant your voting proxy directly to PMC or to vote in person at the annual meeting. PMC has enclosed a proxy card for you to use.

     Beneficial Owner

     If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

Q:   How can I vote my shares in person at the annual meeting?

A: Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

     Even if you plan to attend the annual meeting, PMC recommends that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the annual meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q:   How can I vote my shares without attending the annual meeting?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the annual meeting. You may vote by granting a proxy for those shares you hold directly as the stockholder of record or, for shares held in street name, by submitting voting instructions to your broker or nominee using the voting instruction card provided by your broker or nominee.

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Q:   Can I change my vote?

A: You may change your proxy instructions at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:   How are votes counted?

A: In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For the other proposal, you may vote "FOR", "AGAINST" or "ABSTAIN". If you "ABSTAIN", it has the same effect as a vote "AGAINST". If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

Q:   What is the voting requirement to approve each of the proposals?

A: The six nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote shall be elected as directors. All other proposals require the affirmative "FOR" vote of a majority of those shares present and entitled to vote. If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes, as described below in "What is the quorum requirement for the annual meeting?" In tabulating the voting result for any particular proposal, shares which constitute broker non-votes are not considered entitled to vote.

Q: What does it mean if I receive more than one proxy or voting instruction card?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:   Where can I find the voting results of the annual meeting?

A: PMC will announce preliminary voting results at the annual meeting and publish final results in PMC's quarterly report on Form 10-Q for the second quarter of fiscal 2002.

Q:   What happens if additional proposals are presented at the annual meeting?

A: Other than the 2 proposals described in this proxy statement, PMC does not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, Robert Bailey, PMC's Chairman, President and Chief Executive officer, John Sullivan, PMC's Vice President of Finance and Chief Financial Officer, and Glen Kayll, PMC's Treasurer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. If for any unforeseen reason any of PMC's nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q:   What class of shares is entitled to be voted?

A: Each share of PMC's Common Stock outstanding as of the close of business on April 2, 2001, the Record Date, is entitled to one vote at the annual meeting. In addition, since cumulative voting applies to PMC's Common Stock in the election of directors, if any stockholder at the meeting and prior to the voting gives notice of the stockholder's intention to cumulate votes for the election of directors, then every stockholder, or the stockholder's proxy, who is entitled to vote upon the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such stockholder, or distribute the stockholder's votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more than six nominees. On the Record Date, PMC had approximately 166,320,044 shares of Common Stock issued and outstanding.

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Q:   What is the quorum requirement for the annual meeting?

A: The quorum requirement for holding the annual meeting and transacting business is a majority of the outstanding shares entitled to be voted as of the Record Date. The shares may be present in person or represented by proxy at the annual meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the annual meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:   Who will count the vote?

A: A representative of Georgeson Shareholder Communications Inc. will tabulate the votes and act as the Inspector of Elections.

Q:   Is my vote confidential?

A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within PMC or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by the Board. Occasionally, stockholders provide written comments on their proxy card which are then forwarded to PMC's management.

Q:   Who will bear the cost of soliciting votes for the annual meeting?

A: PMC will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by PMC's directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. PMC has retained the services of Georgeson Shareholder Communications Inc. to aid in the solicitation of proxies from banks, brokers, nominees and intermediaries. PMC estimates that it will pay Georgeson a fee of $15,000 for its services. In addition, PMC may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

Q: May I propose actions for consideration at next year's annual meeting of stockholders or nominate individuals to serve as directors?

A: You may submit proposals for consideration at future annual stockholder meetings, including director nominations.

     Stockholder Proposals: In order for a stockholder proposal to be considered for inclusion in PMC's proxy statement for next year's annual meeting, the written proposal must be received by PMC no later than December 23, 2002 and should contain such information as required under PMC's Bylaws. Such proposals will need to comply with the U.S. Securities and Exchange Commission's regulations regarding the inclusion of stockholder proposals in PMC-sponsored proxy materials.


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